Exhibit 10.20

FMSA Holdings Inc. 2014 Long Term Incentive Plan (the “Plan”)

Notice of Stock Option Exercise

OPTIONEE INFORMATION:

Name:	Employee Number:

Address:

Director or Section 16 Officer: ☐ Yes ☐ No

OPTION INFORMATION:

Date of Grant: , , 20	Type of Option:	☐ Nonstatutory (NSO) or
☐ Incentive (ISO)
Exercise Price per share: $

Total number of shares of common stock (“Stock”) of FMSA Holdings Inc. (the “Company”) covered by option:	shares

EXERCISE INFORMATION:

1.	Number of shares of Stock of the Company for which option is being exercised now: (These shares are referred to below as the “Purchased Shares.”)

2.	Total Exercise Price for the Purchased Shares: $

3.	Form of payment of exercise price (enclosed, as applicable) [check all that apply]:

☐ a. ☐ b.

Check for $        , made payable to “FMSA Holdings Inc.”

Certificate(s) for                 shares of Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date this notice is received by the Company.)

Approved By:

Approval Date:             /     / 20

☐ c.

I elect for the Company to withhold from the number shares of Stock set forth in Item 1 above a number of shares with a Fair Market Value (as defined in the Plan) equal to the Exercise Price set forth in my Notice of Grant of Stock Option. (These shares will be valued as of the date this notice is received by the Company.)

Approved By:

Approval Date:             /     / 20

	☐ d.	Other form of payment deemed acceptable and approved in advance by the Committee (as defined below) or the Company’s Chief Executive Officer, as applicable: Approved By: Approval Date: / / 20

Note that the forms of payment described in Items 3.b., 3.c. and 3.d require approval by the committee appointed by the Board of Directors of the Company to administer the Plan (the “Committee”). If you are not an individual who is subject to section 16(b) of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”) then the Chief Executive Officer of the Company may be able to approve the forms of payment described in Items 3.b., 3.c. and 3.d.

4.	Form of payment of tax withholding (enclosed, as applicable) [check all that apply]:

☐ a.	Check for $ , made payable to “FMSA Holdings Inc.”	☐ c.

I elect for the Company to withhold from the number shares of Stock set forth in Item 1 above the number of shares necessary to satisfy the Company’s tax withholding obligations, based on the Fair Market Value (as defined in the Plan) of such shares. (These shares will be valued as of the date this notice is received by the Company.)

Approved By:

Approval Date:             /    / 20

☐ b.

Certificate(s) for                  shares of Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date this notice is received by the Company.)

Approved By:

Approval Date:             /    / 20

		☐ d.	Other form of payment deemed acceptable and approved in advance by the Committee (as defined below) or the Company’s Chief Executive Officer, as applicable:
Approved By:
Approval Date: / / 20

Note that the forms of payment described in Items 4.b., 4.c. and 4.d require approval by the Committee. If you are not an individuals who is subject to section 16(b) of the Exchange Act, then the Chief Executive Officer of the Company may be able to approve the forms of payment described in Items 4.b., 4.c. and 4.d.

5.	Names in which the Purchased Shares should be registered [you must check one]:

☐	a. In my name only

☐	b. In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐	c. In the names of my spouse and myself as joint tenants with the right of survivorship

6.	The certificate for the Purchased Shares should be sent to the following address:

You must sign this Notice on the third page before submitting it to the Company.

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder.

2.	I acknowledge that I have received and have had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

3.	I am aware that my investment in the Company is a speculative investment and is subject to the risk of complete loss. I am able, without impairing my financial condition, to suffer a complete loss of my investment in the Purchased Shares.

4.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Grant of Stock Option, the Stock Option Agreement, and the Plan.

5.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

By:
Name:
Date:

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